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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21751

     Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      6/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Semi-Annual Report

JUNE 30, 2008

Lazard World Dividend & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard World Dividend & Income Fund, Inc. Investment Overview

Dear Shareholders,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2008. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for three years. While we are disappointed with the Fund’s Net Asset Value (“NAV”) performance in 2008, we believe that LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2008)

For the second quarter of 2008, the Fund’s NAV performance declined by 6.3%, significantly lagging the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”) that lost 1.6%. For the year-to-date, the Fund’s NAV has declined 13.7%, while the Index has declined 10.7%. The Fund’s since-inception annualized NAV return of 10.0% has slightly underperformed the Index return of 10.3% for the same period. Shares of LOR ended the second quarter of 2008 with a market price of $16.55, representing a 1.4% discount to the Fund’s NAV of $16.79. The Fund’s net assets were $115.5 million as of June 30, 2008, with total leveraged assets of $170.0 million, representing 32.0% leverage.

We believe that LOR’s investment thesis remains sound, although recent performance has been disappointing within the equity porfolio. During the second quarter, the Fund was hurt by the substantial underperformance of high-yielding stocks, as typically high-yielding sectors such as financials continued to lag, and the cheapest, highest-yielding stocks within individual sectors trailed their highly valued peers. Following on from a very strong year in 2007, the emerging market currency and debt portion of the Fund continues to add value in 2008. It has generated positive performance in a negative global market environment—adding more than 2% in the second quarter—and the portfolio has been a meaningful positive contributor to performance for the Fund since inception.

As of June 30, 2008, 67.4% of the Fund’s total leveraged assets consisted of world equities, 28.8% consisted of emerging market currency and debt instruments, while the remaining 3.8% consisted of cash and other net assets.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. In addition, in December of 2006, and in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The current distribution rate is 8.5%, based on the annualized current distribution and the share price of $16.55 at the close of NYSE trading on June 30, 2008. Note that LOR does not pay a managed distribution and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio

(67.4% of total leveraged assets)

The Fund’s world equity portfolio is generally invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; HSBC Group, a U.K.-based banking group that provides a variety of international banking and financial services worldwide; Ford Otomotiv Sanayi, a Turkish

Lazard World Dividend & Income Fund, Inc. Investment Overview (continued)

manufacturer and distributor of motor vehicles (primarily commercial) and parts that offers its products under the Ford brand; and Nissen Holdings, a mail-order company based in Japan that is engaged in catalog and direct sales of a broad range of products and services.

As of June 30, 2008, 31.1% of the Fund’s world equity portfolio investments were based in North America, 22.0% were based in Continental Europe (not including the United Kingdom), 14.0% were from the United Kingdom, 12.1% were from Asia, 8.4% were from Australia and New Zealand, 7.5% were from Africa and the Middle East, and 4.9% were from Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, were financials (23.8%), which includes banks, insurance companies, and financial services companies, and telecommunications services (14.6%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the world equity portfolio was approximately 6.8% as of June 30, 2008.

World Equity Markets Review

The rally that began in mid-March, in the aftermath of the near collapse of investment bank Bear Stearns, continued until mid-May. Stocks generated sizeable gains and almost eliminated their losses for the year, powered by the surging energy and materials sectors. However, investor optimism proved misplaced, as equities fell heavily from mid-May to the end of the quarter, as concerns weighed on investor sentiment. Among these worries was the price of oil, which climbed unchecked to breach $140 per barrel towards the end of June, contributing to concerns that the economy may be entering a stagflationary period of lower growth and higher inflation. In addition, home prices continued to record significant decreases, and a key U.S. consumer confidence measure touched a 16-year low. Comments from U.S. Federal Reserve officials implied a greater focus on inflationary pressures, shifting investor expectations from further rate cuts to potential rate increases. Concerns over monetary policy were further stoked by comments from the European Central Bank, which implied possible rate hikes and higher-than-expected inflation readings in the United Kingdom. From a sector perspective, there were renewed concerns about the health of financials. Many financial stocks fell due to fears that the credit crisis is not over, and the expectation of further losses from additional write-offs. Moreover, the downward housing spiral and rising energy costs continued to weigh on consumer discretionary stocks. The consumer staples sector failed to play its usual safe-haven role during market turbulence due to a confluence of rising input costs and fears of a significant consumer slowdown. Conversely, the energy and materials sectors continued to lead the markets, further widening the return gap with other sectors on a year-to-date basis.

What Helped and What Hurt LOR

During the second quarter, overall performance was hurt by the substantial underperformance of high-yielding stocks, as typically high-yielding sectors such as financials continued to lag, and the cheapest, highest-yielding stocks within individual sectors trailed their highly valued peers. An underweight exposure and defensive positioning in the energy and materials sectors hurt the Fund’s performance during the quarter. In the materials sector, the primary source of underperformance was a relative lack of exposure to large global mining companies such as Rio Tinto and BHP Billiton. Elsewhere, Pretoria Portland Cement was weak due to concerns over economic growth and political stability in South Africa. However, we feel the valuation of the companies within this sector discounts an extended period of commodity prices well above historical norms. We believe there is the potential for commodity prices to fall going forward, as economic weakness spreads from the United States to Europe and, ultimately, to the resource-intensive emerging markets, as the sharp rise in commodity prices depresses demand and encourages new supply. In the energy sector, our higher-yielding integrated companies performed well, but they could not keep pace with the sharp rise in smaller exploration and energy services companies, whose business performance is much more sensitive to the price of oil. Holdings in the financials and consumer discretionary sectors continued to perform poorly over concerns that the impact of the credit crisis will linger, and that rising commodity prices will reduce consumer buying power and prevent central banks from loosening monetary policy to spur growth. However, financials stocks globally are trading at about

Lazard World Dividend & Income Fund, Inc. Investment Overview (continued)

1.3 times book value, the lowest in the past 20 years. Financials are yielding roughly 4.5%, the highest during this 20-year period, and comparable to the level of 10-year government bonds in most developed countries.

Emerging Market Currency and Debt Portfolio (28.8% of total leveraged assets)

The Fund also seeks enhanced income through investing in emerging market forward currency contracts and local currency debt instruments. As of June 30, 2008, this portfolio consisted of forward currency contracts (55.5%), sovereign debt obligations (34.5%) and structured notes (10.0%). The average duration1 of the emerging market currency and debt portfolio was approximately 11.6 months, as of June 30, with an average yield of 9.8%.2

Emerging Market Currency and Debt Market Review

In emerging markets, inflation continued to be the hot topic. Growth, while easing from its high levels of previous quarters, does not yet pose a concern in many of these economies. On the other hand, inflation driven by rising food, energy, and wage levels, and exacerbated by the money supply expansion caused by central bank intervention, was a real and immediate danger. Central banks, therefore, came under the scanner, and their policy responses were scrutinized carefully. Those perceived to be behind the curve, such as India, Vietnam, Thailand and Ghana, were punished by the market, while those that communicated their willingness to act aggressively and early, and delivered upon it, such as Brazil, Poland and Turkey, were rewarded. These countries continued to pursue their objective of containing inflationary risks through various measures, ranging from interest rate hikes, cash reserve requirement changes and currency appreciation.

The policy steps taken in emerging markets recently have been of a wide variety, driven by the immediate problems facing each particular country. Ukraine abandoned its 3-year currency band during the second quarter, when inflation quickly climbed above 30% year-over-year. The Ukrainian hryvnia subsequently appreciated nearly 10%. Russia and Egypt, facing similar problems with rising inflation, permitted an increased pace of currency appreciation as a means to tighten monetary conditions. As food prices ramped up, India passed legislation reducing import duties on wheat, and banning the export of rice in order to con-

tain domestic prices. Several countries, notably in Asia and the Middle East, have been subsidizing food and energy in order to soften the blow on their citizens. In the face of rising food and energy prices, these subsidies have spiraled upward rapidly, posing an increasing fiscal burden on these economies while, at the same time, preventing rising prices from creating a lowered demand. Indonesia, Malaysia and India, clearly not endowed with the massive fiscal cushion that several oil-exporting (and subsidizing) Gulf countries possess, cut their subsidies in order to pass through some of the higher prices. While this immediately led to a step up in inflation, and therefore required a tightening in monetary policy, it is a necessary price they have to pay in order to prevent further deterioration in their fiscal and current account deficits.

What Helped and What Hurt LOR

Within Central and Eastern European markets, strong performance was recorded in Hungary, Poland, and Slovakia. In Poland, strong domestic demand-driven growth and the central bank’s hawkish monetary stance buoyed the zloty to multi-year highs. The Slovak koruna’s sharp 7.5% quarterly return occurred as the EU granted final approval of the country’s January 2009 euro adoption. Hungarian domestic growth, in contrast, was relatively weak, due to a marked tightening of fiscal policy. However, the relatively high carry on the forint, and improving balance of payments prompted a sharp rally in the local market. Sizeable positions in Ukraine and Turkey realized strong returns in the second quarter. Turkey was the top-performing money market during the quarter, despite a large external financing requirement, the pain inflicted by rising energy prices on the country’s widening trade deficit, and risks to political stability. However, with the central bank key interest rate at 16.75%, and 2-3 year government bonds offering 22% yields, the local market offers arguably sufficient risk premium compensation to warrant exposure. In Ukraine, the local authorities permitted a sharp hryvnia revaluation, recognizing that local currency appreciation assists in capping their decade-high inflation problem. Returns from African local markets were highly rewarding, except in Ghana, as the spiraling cost of oil imports wreaked havoc on its currency. The Fund realized strong quarterly returns on positions in Zambia, Tanzania, and Uganda. Avoidance of Kenya’s fundamental weaknesses helped too, as did the diversifying returns

Lazard World Dividend & Income Fund, Inc. Investment Overview (continued)

earned from exposure to managed foreign exchange regimes in Egypt and Nigeria.

Brazil posted very strong results, and our tactical exposure to Argentina also added to performance, as the aggressive central bank intervention strengthened the peso by approximately 5% during what is typically a favorable period of agricultural exports. We successfully avoided nearly all of Chile’s massive quarterly loss (the peso declined by approximately 20%). On the other end, Peruvian exposure detracted from performance.

Within Asia, we successfully avoided losses in Taiwan, Thailand, and South Korea, as we had no exposure to these countries. However, quarterly performance was hurt by positions in India, the Philippines and Vietnam.

______________

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc. Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in

LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns* Periods Ended June 30, 2008 (unaudited)
	One Year	Since Inception**
Market Price	(10.89)%	8.35%
Net Asset Value	(16.35)	10.04
MSCI ACWI Index	(9.27)	10.30

______________
*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc. Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2008 (unaudited)
Security	Value	Percentage of Net Assets
Eni SpA	$ 5,649,488	4.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,363,317	3.8
OPAP SA	3,828,180	3.3
The Dow Chemical Co.	3,784,244	3.3
Souza Cruz SA	2,941,950	2.5
Bank Hapoalim BM	2,902,410	2.5
Egyptian Company for Mobile Services	2,882,900	2.5
Citizens Communication Co.	2,869,020	2.5
Reynolds American, Inc.	2,828,202	2.4
Telstra Corp., Ltd.	2,771,637	2.4

Portfolio Holdings Presented by Sector June 30, 2008 (unaudited)
Sector	Percentage of Total Investments
Consumer Discretionary	9.1%
Consumer Staples	5.7
Corporate Bond	0.5
Emerging Markets Debt Obligations	14.9
Energy	9.0
Financials	19.0
Health Care	4.5
Industrials	6.2
Information Technology	6.6
Limited Partnership Units	1.3
Materials	5.5
Telecommunication Services	11.7
Utilities	2.4
Short-Term Investments	3.6
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc. Portfolio of Investments June 30, 2008 (unaudited)

Description	Shares	Value
Common Stocks—97.6%
Australia—6.0%
Macquarie Infrastructure Group (c)	1,016,044	$2,259,750
TABCORP Holdings, Ltd.	196,787	1,850,654
Telstra Corp., Ltd. (c)	681,884	2,771,637
Total Australia		6,882,041
Brazil—4.7%
Redecard SA	130,500	2,522,734
Souza Cruz SA (c)	103,200	2,941,950
Total Brazil		5,464,684
Canada—1.0%
Telus Corp.	28,700	1,206,599
Cyprus—0.7%
Bank of Cyprus Public Co., Ltd.	67,000	816,479
Egypt—2.5%
Egyptian Company for Mobile Services	92,254	2,882,900
Finland—1.4%
Nokia Oyj Sponsored ADR	32,900	806,050
Sampo Oyj, A Shares	32,000	808,638
Total Finland		1,614,688
France—3.8%
Axa	64,270	1,908,443
Total SA	28,430	2,426,081
Total France		4,334,524
Greece—4.7%
Motor Oil (Hellas) Corinth Refineries SA	40,100	814,448
National Bank of Greece SA	17,576	791,989
OPAP SA	109,623	3,828,180
Total Greece		5,434,617
India—0.4%
Oil and Natural Gas Corp., Ltd.	26,300	491,463
Ireland—0.7%
Irish Life & Permanent PLC	73,600	765,964
Israel—2.5%
Bank Hapoalim BM	656,918	2,902,410
Italy—7.4%
Eni SpA	151,402	5,649,488
Intesa Sanpaolo SpA	320,700	1,831,621
Terna SpA	239,900	1,016,042
Total Italy		8,497,151
Japan—4.5%
Ichiyoshi Securities Co., Ltd.	64,100	587,365
Nissan Motor Co., Ltd.	113,200	934,938
Description	Shares	Value
Nissen Holdings Co., Ltd.	81,400	$394,026
Nomura Holdings, Inc.	68,500	1,014,743
SBI Holdings, Inc.	4,255	931,263
The Sumitomo Trust and Banking Co., Ltd.	84,000	586,976
Tokyo Gas Co., Ltd.	186,000	749,710
Total Japan		5,199,021
Malaysia—1.0%
British American Tobacco Malaysia Berhad	85,500	1,157,881
Mexico—1.3%
Kimberly-Clark de Mexico SAB de CV, Series A	380,900	1,551,211
Netherlands—1.8%
Royal Dutch Shell PLC, A Shares	49,700	2,045,069
New Zealand—2.3%
Telecom Corp. of New Zealand, Ltd.	968,078	2,634,019
Norway—1.0%
ABG Sundal Collier Holding ASA	326,000	486,453
Prosafe Production Public, Ltd.	41,000	237,473
Prosafe SE	41,000	406,522
Total Norway		1,130,448
South Africa—1.6%
Kumba Iron Ore, Ltd.	25,200	1,013,793
Pretoria Portland Cement Co., Ltd.	212,209	777,558
Total South Africa		1,791,351
South Korea—1.2%
Kookmin Bank	12,300	726,676
Macquarie Korea Infrastructure Fund GDR	102,050	673,530
Total South Korea		1,400,206
Taiwan—4.7%
Taiwan Mobile Co., Ltd.	568,121	1,057,518
Taiwan Semiconductor Manufacturing Co., Ltd.	2,037,535	4,363,317
Total Taiwan		5,420,835
Turkey—2.6%
Ford Otomotiv Sanayi AS	200,200	1,431,519
Turkcell Iletisim Hizmetleri AS ADR	45,000	654,750
Turkiye Halk Bankasi AS	205,732	975,113
Total Turkey		3,061,382
United Kingdom—11.9%
Barclays PLC	167,500	972,545
BP PLC	76,000	882,927
GlaxoSmithKline PLC	80,300	1,780,193

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

Description	Shares	Value
HSBC Holdings PLC	140,207	$2,166,447
Kesa Electricals PLC	148,498	468,081
Kingfisher PLC	245,141	548,343
Lloyds TSB Group PLC (c)	403,756	2,499,117
Old Mutual PLC (c)	630,600	1,165,624
Persimmon PLC	76,500	481,510
Premier Foods PLC	446,189	846,526
Taylor Wimpey PLC	308,784	381,332
United Utilities PLC	115,300	1,576,617
Total United Kingdom		13,769,262
United States—27.9%
Altria Group, Inc.	39,800	818,288
Bank of America Corp. (c)	113,300	2,704,471
CBL & Associates Properties, Inc. REIT	38,800	886,192
Centerplate, Inc. IDS	95,600	461,748
Cinemark Holdings, Inc. (c)	78,000	1,018,680
Citigroup, Inc. (c)	95,000	1,592,200
Citizens Communications Co. (c)	253,000	2,869,020
Du Pont (E.I.) de Nemours & Co. (c)	52,800	2,264,592
General Electric Co.	26,600	709,954
Honeywell International, Inc.	11,200	563,136
Intel Corp.	31,300	672,324
Johnson & Johnson	12,900	829,986
Leggett & Platt, Inc. (c)	67,500	1,131,975
Masco Corp.	133,500	2,099,955
Merck & Co., Inc.	33,700	1,270,153
Pfizer, Inc. (c)	144,400	2,522,668
Reynolds American, Inc. (c)	60,600	2,828,202
The Dow Chemical Co. (c)	108,400	3,784,244
The Procter & Gamble Co.	13,300	808,773
United Online, Inc.	81,800	820,454
USA Mobility, Inc. (a)	80,600	608,530
Verizon Communications, Inc. (c)	28,100	994,740
Total United States		32,260,285
Total Common Stocks (Identified cost $133,106,059)		112,714,490
Limited Partnership
Units—1.6%
United States—1.6%
Energy Transfer Equity LP	21,400	620,386
Enterprise GP Holdings LP	19,900	598,592
Enterprise Products Partners LP	20,800	614,432
Total United States		1,833,410
Total Limited Partnership Units (Identified cost $2,007,433)		1,833,410
Description	Principal Amount (000) (d)	(Value)
Foreign Government Obligations—14.0%
Brazil—0.8%
Brazil NTN-F,
10.00%, 07/01/10	1,557	$890,249
Costa Rica—0.0%
Costa Rican Bono de Estabilizacion Monetaria,
13.35%, 09/24/08	100	196
Egypt—4.0%
Egypt Treasury Bills:
0.00%, 07/08/08	1,400	261,841
0.00%, 07/29/08	7,425	1,381,246
0.00%, 09/02/08	3,750	691,414
0.00%, 09/23/08	1,900	348,461
0.00%, 10/28/08	7,900	1,436,191
0.00%, 11/18/08	2,725	492,811
Total Egypt		4,611,964
Ghana—0.4%
Ghanaian Government Bonds:
13.50%, 03/30/10	330	284,860
14.00%, 03/07/11	190	159,839
Total Ghana		444,699
Hungary—1.3%
Hungarian Government Bonds:
6.00%, 10/12/11	55,000	331,725
7.25%, 06/12/12	140,500	872,476
5.50%, 02/12/14	59,200	332,796
Total Hungary		1,536,997
Mexico—1.3%
Mexican Bonos:
9.00%, 12/20/12	9,367	912,559
7.75%, 12/14/17	6,700	588,591
Total Mexico		1,501,150
Peru—1.8%
Peru Bono Soberano,
12.25%, 08/10/11	3,470	1,386,477
Peruvian Certificate of Deposit,
0.00%, 07/03/08	2,100	708,889
Total Peru		2,095,366
Poland—0.5%
Polish Government Bond,
4.25%, 05/24/11	1,310	572,847
Turkey—3.7%
Turkish Government Bonds:
0.00%, 10/07/09	2,145	1,357,066
14.00%, 01/19/11	3,809	2,642,605

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

Description	Principal Amount (000) (d)	Value
16.00%, 03/07/12	481	$342,364
Total Turkey		4,342,035
Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	338,000	192,844
Total Foreign Government Obligations (Identified cost $16,349,175)		16,188,347
Structured Notes—4.2%
Brazil—2.6%
Citigroup Funding, Inc. Brazil Inflation-Indexed Currency and Credit Linked Unsecured Notes
NTN-B:
7.50%, 05/18/09 (e)	557	881,720
8.80%, 08/17/10 (e)	698	1,096,916
7.70%, 05/18/15 (e)	659	1,005,023
Total Brazil		2,983,659
Colombia—1.6%
Citigroup Funding, Inc. Colombia TES Credit Linked Unsecured Note,
12.75%, 04/27/12 (e)	251	297,124
JPMorgan Chase & Co. Colombian Peso Linked Notes:
14.00%, 11/14/10 (e)	800	767,280
14.41%, 03/05/15 (e)	976	825,598
Total Colombia		1,890,002
Total Structured Notes (Identified cost $3,930,419)		4,873,661

Description	Principal Amount (000) (d)	Value
Corporate Bond—0.6%
United States—0.6%
JPMorgan Chase & Co.,
6.36%, 06/20/11
(Identified cost $678,499) (e)	16,000	$683,764

Description	Shares	Value
Right—0.0%
United Kingdom—0.0%
Barclays PLC expires 07/17/08
(Identified cost $0) (a)	35,892	6,792

Description	Principal Amount (000)	Value
Repurchase Agreement—4.5%
State Street Bank and Trust Co.,
1.05%, 07/01/08
(Dated 06/30/08, collateralized by $5,305,000 United States Treasury Bill, 0.00%, 12/11/08, with a value of $5,254,603) Proceeds of $5,148,150 (Identified cost $5,148,000) (c)	$5,148	5,148,000
Total Investments—122.5% (Identified cost $161,219,585) (b)		$141,448,464
Liabilities in Excess of Cash and Other Assets—(22.5)%		(25,944,711)
Net Assets—100.0%		$115,503,753

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2008:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AED	07/14/08	3,864,782	$1,055,000	$1,052,478	$—	$2,522
AED	07/28/08	6,072,000	1,658,156	1,653,997	—	4,159
AED	08/26/08	585,000	159,540	159,465	—	75
ARS	07/16/08	2,151,845	677,000	708,080	31,080	—
ARS	07/16/08	950,330	309,000	312,713	3,713	—
ARS	08/06/08	1,564,530	484,000	511,352	27,352	—
BRL	09/15/08	645,840	368,000	395,221	27,221	—
BRL	11/13/08	4,735,053	2,591,000	2,855,115	264,115	—
BRL	11/13/08	564,696	327,000	340,497	13,497	—
CLP	07/28/08	296,984,800	586,000	565,106	—	20,894
CNY	06/24/09	7,812,282	1,211,000	1,212,112	1,112	—
COP	07/25/08	821,671,000	483,336	426,424	—	56,912
EUR	07/28/08	1,176,546	1,830,000	1,849,715	19,715	—
EUR	08/04/08	256,000	396,467	402,332	5,865	—
GHC	07/11/08	109,080	108,000	99,251	—	8,749
GHC	07/21/08	459,895	470,000	417,063	—	52,937
GHC	07/22/08	287,100	262,551	260,274	—	2,277
GHC	07/28/08	128,000	125,306	115,809	—	9,497
GHC	09/18/08	110,000	101,382	97,676	—	3,706
IDR	07/14/08	12,312,865,000	1,319,000	1,332,222	13,222	—
ILS	07/07/08	3,750,048	898,000	1,119,853	221,853	—
INR	07/02/08	25,273,660	593,000	587,187	—	5,813
INR	07/02/08	25,273,660	588,444	587,187	—	1,257
INR	07/10/08	51,168,000	1,300,000	1,186,926	—	113,074
INR	07/17/08	22,456,830	561,000	520,208	—	40,792
INR	07/24/08	19,115,000	442,579	442,188	—	391
INR	07/28/08	33,088,840	764,000	764,846	846	—
INR	08/04/08	23,551,000	545,667	543,720	—	1,947
KWD	08/25/08	145,073	547,000	547,881	881	—
KWD	08/26/08	482,747	1,821,000	1,823,159	2,159	—
KZT	07/23/08	78,141,750	645,000	646,542	1,542	—
KZT	07/28/08	33,396,000	276,000	276,247	247	—
KZT	07/29/08	46,014,200	380,000	380,604	604	—
KZT	07/31/08	51,467,500	425,000	425,668	668	—
MXN	07/03/08	16,793,091	1,629,764	1,627,598	—	2,166
MYR	07/08/08	2,340,822	743,000	716,415	—	26,585
MYR	07/14/08	2,213,280	696,000	677,395	—	18,605
MYR	07/16/08	1,673,472	512,000	512,185	185	—
MYR	07/21/08	2,114,110	652,000	647,058	—	4,942
MYR	07/25/08	918,015	294,000	280,978	—	13,022
NGN	07/07/08	17,240,500	145,000	146,077	1,077	—
NGN	07/08/08	90,356,000	755,636	765,577	9,941	—
NGN	07/14/08	102,820,000	859,124	871,183	12,059	—
NGN	08/05/08	56,263,750	475,000	472,908	—	2,092
NGN	09/08/08	46,954,000	392,525	389,365	—	3,160
NGN	09/12/08	64,616,000	544,249	535,827	—	8,422
PEN	03/03/09	1,718,200	605,000	578,922	—	26,078

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Portfolio of Investments (continued) June 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2008: (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
PHP	07/14/08	40,226,400	$888,000	$895,106	$7,106	$—
PHP	07/16/08	54,454,500	1,210,100	1,211,530	1,430	—
PHP	07/21/08	28,441,170	641,000	632,545	—	8,455
PLN	07/28/08	2,154,000	995,563	1,007,865	12,302	—
PLN	07/28/08	2,207,228	1,018,000	1,032,770	14,770	—
PLN	08/04/08	1,399,574	642,449	654,440	11,991	—
PLN	08/19/08	935,364	429,017	436,814	7,797	—
RUB	09/11/08	12,174,000	512,374	517,977	5,603	—
RUB	09/19/08	16,102,170	549,000	684,883	135,883	—
RUB	09/30/08	60,889,170	2,588,000	2,588,644	644	—
SGD	09/26/08	796,068	585,000	587,517	2,517	—
SKK	07/22/08	14,428,287	703,058	751,207	48,149	—
SKK	07/28/08	7,856,190	380,228	408,939	28,711	—
SKK	07/28/08	11,916,546	616,100	620,292	4,192	—
TRY	10/10/08	328,955	254,000	257,628	3,628	—
TRY	10/10/08	505,235	386,000	395,685	9,685	—
TRY	10/10/08	2,700,601	1,940,644	2,115,028	174,384	—
TRY	06/23/09	2,303,390	1,618,231	1,619,524	1,293	—
TZS	07/08/08	633,329,000	526,896	541,045	14,149	—
UAH	08/19/08	4,535,190	891,000	974,484	83,484	—
UAH	08/26/08	1,747,620	342,000	374,829	32,829	—
UAH	08/27/08	2,243,290	439,000	481,015	42,015	—
UAH	08/28/08	1,902,000	372,576	407,728	35,152	—
UAH	09/05/08	930,000	181,287	198,846	17,559	—
UAH	09/22/08	1,542,000	301,466	327,684	26,218	—
UGX	07/10/08	411,917,400	235,000	254,061	19,061	—
UGX	07/17/08	415,952,350	235,000	255,960	20,960	—
UGX	08/28/08	226,560,000	128,000	137,359	9,359	—
UGX	08/29/08	355,752,000	216,000	215,607	—	393
UGX	09/02/08	484,158,000	274,000	293,050	19,050	—
UGX	10/24/08	350,880,000	201,318	209,161	7,843	—
UGX	10/29/08	295,537,500	169,922	175,938	6,016	—
UGX	12/24/08	640,942,500	374,000	375,993	1,993	—
UGX	12/29/08	379,896,110	223,000	222,537	—	463
VND	07/01/08	3,684,800,000	224,000	218,028	—	5,972
VND	07/01/08	9,678,630,000	598,000	572,680	—	25,320
ZMK	07/03/08	705,228,000	204,000	220,501	16,501	—
ZMK	08/05/08	620,298,000	194,291	188,448	—	5,843
ZMK	08/27/08	503,707,000	155,292	154,436	—	856
ZMK	01/12/09	792,682,470	191,000	232,269	41,269	—
Total Forward Currency Purchase Contracts			$55,245,538	$56,290,659	$1,522,497	$477,376

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Portfolio of Investments (concluded) June 30, 2008 (unaudited)

Forward Currency sale Contracts open at June 30, 2008:

Forward Currency Sales Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
ARS	07/16/08	2,027,706	$662,000	$667,232	$—	$5,232
ARS	07/16/08	767,000	250,654	252,387	—	1,733
BRL	07/17/08	6,602,426	3,993,000	4,100,791	—	107,791
COP	07/07/08	1,238,206,500	711,000	645,825	65,175	—
COP	07/07/08	1,628,587,500	951,000	849,440	101,560	—
COP	02/27/09	1,969,042,000	986,000	973,552	12,448	—
EUR	07/22/08	446,000	703,058	701,401	1,657	—
EUR	07/22/08	253,949	391,600	399,372	—	7,772
EUR	07/28/08	243,000	380,228	382,034	—	1,806
EUR	07/28/08	393,000	616,100	617,858	—	1,758
EUR	07/28/08	1,812,499	2,849,973	2,849,531	442	—
EUR	07/28/08	18,000	27,722	28,299	—	577
EUR	07/31/08	411,000	645,270	646,055	—	785
EUR	08/04/08	413,000	642,449	649,074	—	6,625
EUR	08/19/08	276,000	429,017	433,450	—	4,433
HUF	07/16/08	39,181,520	244,000	261,284	—	17,284
ILS	07/07/08	3,750,048	1,030,629	1,119,853	—	89,224
INR	07/02/08	25,273,660	589,130	587,187	1,943	—
INR	07/02/08	25,273,660	588,444	587,187	1,257	—
MXN	07/03/08	10,269,184	957,000	995,297	—	38,297
MXN	07/03/08	6,523,907	632,106	632,302	—	196
MXN	08/04/08	16,346,913	1,579,000	1,576,908	2,092	—
PEN	12/03/08	1,674,804	599,000	564,933	34,067	—
TRY	10/10/08	2,080,000	1,588,999	1,628,993	—	39,994
TRY	10/10/08	1,454,792	1,137,000	1,139,348	—	2,348
TRY	10/10/08	2,344,846	1,685,000	1,836,412	—	151,412
TRY	10/10/08	918,864	701,000	719,626	—	18,626
UAH	08/28/08	1,157,120	226,000	248,050	—	22,050
UGX	07/10/08	506,073,800	314,000	312,134	1,866	—
UGX	07/10/08	344,860,000	215,000	212,702	2,298	—
UGX	07/10/08	317,270,000	200,000	195,685	4,315	—
UGX	07/17/08	345,720,000	215,000	212,742	2,258	—
VND	07/01/08	3,684,800,000	210,922	218,028	—	7,106
VND	07/01/08	9,678,630,000	554,014	572,680	—	18,666
ZMK	07/03/08	705,228,000	222,469	220,501	1,968	—
Total Forward Currency Sale Contracts			$27,727,784	$28,038,153	233,346	543,715
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,755,843	$1,021,091

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Notes to Portfolio of Investments June 30, 2008 (unaudited)

(a)	Non-income producing security.
(b)

For federal income tax purposes, the aggregate cost was $161,219,585, aggregate gross unrealized appreciation was $7,331,240, aggregate gross unrealized depreciation was $27,102,361 and the net unrealized depreciation was $19,771,121.

(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency unless otherwise specified.
(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2008, these securities amounted to 4.8% of net assets and are not considered to be liquid.
Structured Notes—Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of June 30, 2008.
Corporate Bond—Variable rate security. Principal amount denominated in Russian Ruble. Interest rate shown reflects current rate as of June 30, 2008.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
IDS	—	Income Deposit Security
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	—	Real Estate Investment Trust
TES	—	Titulos de Tesoreria

Currency Abbreviations:
AED	—	United Arab Emirates	MXN	—	Mexican Peso
		Dirham	MYR	—	Malaysian Ringgit
ARS	—	Argentine Peso	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RUB	—	Russian Ruble
EUR	—	Euro	SGD	—	Singapore Dollar
GHC	—	Ghanaian Cedi	SKK	—	Slovenska Koruna
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	TZS	—	Tanzanian Shilling
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
KWD	—	Kuwaiti Dinar	VND	—	Vietnamese Dong
KZT	—	Kazak Tenge	ZMK	—	Zambian Kwacha
Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	6.7%
Automotive	2.0
Banking	12.5
Chemicals	5.2
Commercial Services	0.4
Computer Software	0.7
Consumer Products	1.7
Drugs	4.8
Electric	2.3
Energy Exploration & Production	0.4
Energy Integrated	10.2
Energy Services	2.0
Financial Services	11.2
Food & Beverages	0.7
Forest & Paper Products	1.3
Gas Utilities	0.7
Housing	3.2
Insurance	2.4
Leisure & Entertainment	5.8
Manufacturing	1.1
Medical Products	0.7
Metals & Mining	0.9
Real Estate	0.8
Retail	1.2
Semiconductors & Components	4.4
Technology Hardware	0.7
Telecommunications	13.6
Transportation	2.2
Subtotal	99.8
Foreign Government Obligations	14.0
Structured Notes	4.2
Repurchase Agreement	4.5
Total Investments	122.5%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Statement of Assets and Liabilities June 30, 2008 (unaudited)

ASSETS
Investments in securities, at value (cost $161,219,585)	$141,448,464
Cash	328
Receivables for:
Dividends and interest	1,517,059
Investments sold	633,530
Gross appreciation on forward currency contracts	1,755,843
Total assets	145,355,224
LIABILITIES
Foreign currency due to Custodian, at value (cost $ 346,543)	351,034
Payables for:
Management fees	132,214
Accrued directors’ fees	6,146
Line of credit outstanding	26,950,000
Investments purchased	1,247,253
Gross depreciation on forward currency contracts	1,021,091
Other accrued expenses and payables	143,733
Total liabilities	29,851,471
Net assets	$115,503,753
NET ASSETS
Paid in capital	$131,616,913
Distributions in excess of net investment income	(671,248)
Accumulated undistributed net realized gain	3,555,865
Net unrealized appreciation (depreciation) on:
Investments	(19,771,121)
Foreign currency and forward currency contracts	773,344
Net assets	$115,503,753
Shares of common stock outstanding*	6,880,183
Net assets per share of common stock	$16.79
Market value per share	$16.55

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Statement of Operations For the Six Months Ended June 30, 2008 (unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $207,858)	$4,389,534
Interest	1,213,445
Total investment income	5,602,979
Expenses:
Management fees	806,831
Custodian fees	84,995
Professional services	56,183
Administration fees	34,001
Shareholders’ reports	31,897
Shareholders’ services	20,727
Shareholders’ meeting	11,596
Directors’ fees and expenses	4,306
Other	24,395
Total gross expenses before interest expense	1,074,931
Interest expense	319,679
Total expenses	1,394,610
Net investment income	4,208,369
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	(808,242)
Foreign currency and forward currency contracts	1,739,072
Total net realized gain on investments, foreign currency and forward currency contracts	930,830
Net change in unrealized depreciation on:
Investments	(23,145,396)
Foreign currency and forward currency contracts	(696,529)
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(23,841,925)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(22,911,095)
Net decrease in net assets resulting from operations	$(18,702,726)

 The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Statements of Changes in Net Assets

DECREASE IN NET ASSETS	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income	$4,208,369	$6,729,397
Net realized gain on investments, foreign currency and forward currency contracts	930,830	19,986,751
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(23,841,925)	(14,605,982)
Net increase (decrease) in net assets resulting from operations	(18,702,726)	12,110,166
Distributions to Stockholders:
From net investment income	(4,817,504)	(11,823,595)
From net realized gains	—	(18,327,432)
Net decrease in net assets resulting from distributions	(4,817,504)	(30,151,027)
Total decrease in net assets	(23,520,230)	(18,040,861)
Net assets at beginning of period	139,023,983	157,064,844
Net assets at end of period*	$115,503,753	$139,023,983
*Includes distributions in excess of net investment income of	$(671,248)	$(62,113)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Financial Highlights Selected data for a share of common stock outstanding throughout each period:

	Six Months Ended	Year Ended		For the Period 6/28/05* to
	6/30/08†	12/31/07	12/31/06	12/31/05
Net asset value, beginning of period	$20.21	$22.83	$20.00	$19.06 (a)
Income (loss) from investment operations:
Net investment income	0.61	0.98	1.11	0.26
Net realized and unrealized gain (loss)	(3.33)	0.78	4.98	1.40
Total from investment operations.	(2.72)	1.76	6.09	1.66
Less distributions from:
Net investment income.	(0.70)	(1.72)	(1.49)	(0.72)
Net realized gains	—	(2.66)	(1.77)	—
Total distributions	(0.70)	(4.38)	(3.26)	(0.72)
Net asset value, end of period	$16.79	$20.21	$22.83	$20.00
Market value, end of period	$16.55	$19.45	$23.77	$17.76
Total Return based upon:
Net asset value (b)	(13.69)%	7.76%	31.79%	8.77%
Market value (b)	(11.44)%	0.22%	55.29%	(7.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115,504	$139,024	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	2.18%	1.99%	1.90%	2.00%
Gross expenses (c)	2.18%	2.00%	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.68%	1.65%	1.59%	1.79%
Net investment income (c)	6.57%	4.20%	5.04%	2.65%
Portfolio turnover rate	37%	93%	99%	37%

†	Unaudited.
*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc. Notes to Financial Statements June 30, 2008 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33 1/3% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1/3% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the

Lazard World Dividend & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Federal Income Tax Policy— It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2007, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended, December 31, 2007, the Fund had no net capital and currency losses arising between November 1, 2007 and December 31, 2007.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

Lazard World Dividend & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distribution as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

(i) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerg-

ing market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in

Lazard World Dividend & Income Fund, Inc. Notes to Financial Statements (continued) June 30, 2008 (unaudited)

making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2007.

	Fund’s	Typical
	management	management
	fee based on	fee formula,
	Total Leveraged	calculated
	Assets (includes	excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and is reimbursed for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board of Directors and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2008 were $62,131,051 and $54,748,387, respectively.

For the period ended June 30, 2008, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the six-month period ended June 30, 2008, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$22,340,934	$26,950,000	3.18%

Lazard World Dividend & Income Fund, Inc. Notes to Financial Statements (concluded) June 30, 2008 (unaudited)

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

		Other
	Investments	Financial
Level	in Securities	Instruments*
Level 1	$114,554,692	$—
Level 2	20,698,804	734,752
Level 3	6,194,968	—
Total	$141,448,464	$734,752

*

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities
Balance as of 12/31/07	$4,017,711
Accrued discounts/premiums	3,682
Realized gain (loss)*	—
Change in unrealized appreciation/depreciation	136,085
Net purchases (sales)	2,037,490
Net transfers in and/or out of Level 3	—
Balance as of 6/30/08	$6,194,968
Net change in unrealized appreciation/depreciation from investments still held as of 6/30/08	$136,085
*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

10. Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. The Investment Manager is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

Lazard World Dividend & Income Fund, Inc. Proxy Voting Results (unaudited)

The Annual Meeting of Stockholders was held on April 24, 2008, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

three Class II Directors (Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman), each to serve for a three-year term expiring at the 2011 Annual Meeting and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Kenneth S. Davidson	6,476,472	141,883
Nancy A. Eckl	6,464,124	154,231
Lester Z. Lieberman	6,452,137	166,218

Lazard World Dividend & Income Fund, Inc. Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)
Board of Directors:
Class I—Directors with Term Expiring in 2010
Independent Directors:
Leon M. Pollack (67)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (60)	Director (April 2005)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis
Interested Director(3):

Charles Carroll (47)	Chief Executive Officer, President and Director (April 2005)	Deputy Chairman and Head of Global Marketing of the Investment Manager
Class II—Directors with Term Expiring in 2011
Independent Directors:
Kenneth S. Davidson (63)	Director (April 2005)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (45)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-I

Lester Z. Lieberman (78)	Director (April 2005)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III—Directors with Term Expiring in 2009
Independent Director:
Richard Reiss, Jr. (64)	Director (April 2005)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain
Interested Director(3):
Ashish Bhutani (48)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc. Board of Directors and Officers Information (concluded) (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (35)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager

Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006

Brian D. Simon (46)	Assistant Secretary	Director of the Investment Manager

David A. Kurzweil (34)	Assistant Secretary	Senior Vice President of the Investment Manager

Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer became an officer in April 2005, except Mr. Kawakami, who became an officer in August 2006. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc. Other Information (unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 20, 2008 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (the “SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosure in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-828-5548

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281-1414

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend &
Income Fund, Inc.

Lazard Asset Management LLC        30 Rockefeller Plaza                       www.LazardNet.com

                                         New York, NY 10112-6300

ITEM 2.  CODE OF ETHICS.

     Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2008